STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (this "Stockholders Agreement"), dated as of November 24, 1999, is entered into by and among Silicon Gaming, Inc., a California corporation (the "COMPANY"), B III Capital Partners, L.P., a Delaware limited partnership (the "PURCHASER"), the stockholders of the Company as identified on the signature pages hereto (the "MANAGEMENT STOCKHOLDERS"), and any other stockholder or optionholder who, from time to time, becomes party to this Agreement by execution of a Joinder Agreement in substantially the same form attached hereto as EXHIBIT A (the "OTHER STOCKHOLDERS"). The Management Stockholders and the Other Stockholders are referred to herein collectively as the "Stockholders" and individually as a "Stockholder."

     This Stockholders Agreement is made pursuant to a certain Restructuring Agreement, dated as of the date hereof, by and between the Company and the Purchaser (the "RESTRUCTURING AGREEMENT"). In order to induce the Purchaser to enter into the Restructuring Agreement and to consummate the terms thereof, the Company and the Management Stockholders have agreed to provide certain rights and assume certain obligations as set forth in this Stockholders Agreement. The execution of this Stockholders Agreement is a condition to the closing of the transactions contemplated by the Restructuring Agreement.

     In consideration of the foregoing and the mutual agreements and covenants hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS.

     As used in this Stockholders Agreement, the following terms shall have the following meanings:

     "ACTUAL EFFECTIVE DATE" shall have the meaning set forth in Section 3.1(a).

     "AFFILIATE"  means, with respect to any specified Person,  any other Person
(i) directly or indirectly controlling (including, but not limited to, all directors and executive officers of such Person), controlled by or under direct or indirect common control with such specified Person, or (ii) directly or indirectly owning more than 10% of the voting securities of such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

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     "BUSINESS DAY" means a day that is not a Saturday, Sunday or a day on which banking institutions in New York City, New York, or Boston, Massachusetts, or at such place of payment, are not required to be opened.

     "CLOSING DATE" means November 24, 1999.

     "COMMISSION" means the United States Securities and Exchange Commission.

     "COMMON STOCK" means the common stock, par value $.001 per share, of the Company.

     "COMPANY" shall have the meaning set forth in the preamble and shall include the Company's successors by merger, acquisition, reorganization or otherwise.

     "CONTROLLING PERSONS" shall have the meaning set forth in Section 4.1.

     "CONVERSION SHARES" means the shares of Common Stock issuable upon conversion of the Series D Preferred Stock or the Series E Preferred Stock and all shares of Common Stock directly or indirectly issued or issuable in respect of the Series D Preferred Stock or the Series E Preferred Stock including, without limitation, shares of Common Stock issuable by way of adjustments to the Conversion Price or the Conversion Ratio (as defined in the Series D Certificate of Determination and the Series E Certificate of Determination), stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization. For purposes of this Stockholders Agreement, all references to holders of Series D Preferred Stock convertible into a majority or other specified percentage of shares shall be read as incorporating the assumption that all shares of Series D Preferred Stock have been exercised or converted into Conversion Shares.

     "DAMAGES" shall have the meaning set forth in Section 4.1.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "INSPECTORS" shall have the meaning set forth in Section 3.2(m).

     "MARKET TRANSACTION" shall have the meaning set forth in Section 2.4. "NASD" shall have the meaning set forth in Section 3.2(q).

     "NASDAQ" shall have the meaning set forth in Section 3.2(o).

     "OBJECTION NOTICE" shall have the meaning set forth in Section 3.2(a).

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     "OBJECTING PARTY" shall have the meaning set forth in Section 3.2(a).

     "PERMITTED TRANSFEREE" shall have the meaning set forth in Section 2.1.

     "PERSON" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, government or other agency, or any political subdivision thereof, or any other entity of whatever nature.

     "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

     "PURCHASER" or "PURCHASERS" means (i) B III Capital Partners, L.P., a Delaware limited partnership, and (ii) each Person (other than the Company) to whom a Purchaser transfers Series D Preferred Stock, Series E Preferred Stock or Conversion Shares if such Person acquires such Conversion Shares as Registrable Securities.

     "PURCHASER'S COUNSEL" means Goodwin, Procter & Hoar LLP, special counsel to the Purchaser, or any successor counsel selected by a Purchaser holding a majority in interest of the Registrable Securities.

     "RECORDS" shall have the meaning set forth in Section 3.2(m).

     "REGISTRABLE SECURITIES" means the Conversion Shares; PROVIDED, HOWEVER, that any Conversion Shares shall cease to be Registrable Securities when (i) a Registration Statement covering such Registrable Securities has been declared effective and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, or (ii) such Registrable Securities are transferred to any Person other than Permitted Transferees pursuant to Rule 144(k) (or any successor rule or similar provision then in effect, but not Rule
144A) under the Securities Act, including a sale pursuant to the provisions of Rule 144(k).

     "REGISTRATION EXPENSES" shall have the meaning set forth in Section 3.3.

     "RESTRUCTURING AGREEMENT" shall have the meaning set forth in the preamble and pursuant to which the shares of Series D Preferred Stock and the warrants to purchase Series E Preferred Stock are being issued, as amended, modified or supplemented from time to time, together with any exhibits, schedules or other attachments thereto.

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     "SECURITIES  ACT" means the Securities Act of 1933, as amended from time to time, or any successor statute, and the rules and regulations of the Commission promulgated thereunder.

     "SERIES D CERTIFICATE OF DETERMINATION" means the Certificate of Determination for the Series D Preferred Stock of the Company filed with the Secretary of State of California as of November 24, 1999 and effective as of the date hereof.

     "SERIES E CERTIFICATE OF DETERMINATION" means the Certificate of Determination for the Series E Preferred Stock of the Company filed with the Secretary of State of California as of November 24, 1999 and effective as of the date hereof.

     "SERIES D PREFERRED STOCK" means the Series D Convertible Preferred Stock, par value $0.001 per share, of the Company having those rights and preferences as set forth in the Series D Certificate of Determination.

     "SERIES E PREFERRED STOCK" means the Series E Convertible Preferred Stock, par value $0.001 per share, of the Company having those rights and preferences as set forth in the Series E Certificate of Determination.

     "SHARES" means the shares of Common Stock of the Company owned or held by any of the Stockholders or any Permitted Transferee thereof, all shares of Common Stock then held by the Stockholders and any Permitted Transferees thereof, and any other equity securities now or hereafter issued by the Company, together with any options, thereon and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend, stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, recapitalization, merger, consolidation or other corporate reorganization).

     "SHELF REGISTRATION STATEMENT" means a registration statement of the Company on the appropriate form for an offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Stockholders Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

     "SUSPENSION NOTICE" shall have the meaning set forth in Section 3.2.

     "SUSPENSION PERIOD" shall have the meaning set forth in Section 3.2.

     "TARGET EFFECTIVE DATE" means the date which is 225 days after the date hereof.

     "TARGET EFFECTIVE PERIOD" shall have the meaning set forth in Section 3.1.

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     "TARGET  FILING  DATE" shall mean the date which is 180 days after the date hereof, or such other date subsequent thereto as the Purchaser shall request.

     "TRANSFER" shall mean to sell, pledge, assign, hypothecate, grant a security interest in or otherwise transfer.

     SECTION 1.2 TERMS NOT DEFINED. Capitalized terms used herein but not herein defined shall have the meanings ascribed to such terms in the Restructuring Agreement.

                                   ARTICLE II

           RESTRICTIONS ON TRANSFER; DRAG-ALONG AND CO-SALE PROVISIONS

     SECTION 2.1 RESTRICTIONS ON TRANSFER. So long as Purchaser holds equity securities representing on a fully-diluted basis (assuming exercise and conversion of all outstanding shares of Series D Preferred Stock, Series E Preferred Stock, Series E Warrants and other options, warrants and other convertible securities) at least 5% of the outstanding Common Stock of the Company, each Stockholder agrees that it or he will not, without the prior written consent of the holders of a majority of the then outstanding Series D Preferred Stock, Transfer all or any portion of the Shares now owned or hereafter acquired by it or him, except in connection with, and in compliance with the conditions of, any of the following:

          (a) Transfers effected pursuant to Sections 2.2, 2.3 in each case made in accordance with the procedures set forth therein;

          (b) Transfers by any Stockholder to (i) such Stockholder's spouse or children or to a trust of which such Stockholder is the settlor and a trustee for the benefit of his spouse or children, PROVIDED that any such trust or entity does not require or permit distribution of such Shares during the term of this Stockholders Agreement, and PROVIDED FURTHER that the transferee shall have entered into a Joinder Agreement in the form attached as EXHIBIT A providing that all Shares so Transferred shall continue to be subject to all provisions of this Stockholders Agreement as if such Shares were still held by such Stockholder; or (ii) to another Stockholder, except that no further Transfer shall thereafter be permitted hereunder except in compliance with Sections 2.2 and 2.3;

          (c) Transfers upon the death of any Stockholder to his heirs, executors or administrators or to a trust under his will or Transfers between such Stockholder and his guardian or conservator, PROVIDED that any transferee shall have entered into a Joinder Agreement in substantially the form attached as EXHIBIT A hereto, providing that all Shares so Transferred shall continue to be subject to all provisions of this Stockholders Agreement as if such Shares

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were still held by Stockholder, except that no further Transfer shall thereafter be permitted hereunder except in compliance with Sections 2.2 and 2.3; and

          (d) Transfers to the Company (to the extent permitted under the restrictive covenants contained in the Restructuring Agreement) pursuant to the Silicon Gaming, Inc. 1999 Long-Term Compensation Plan.

          (e) Transfers pursuant to a Market Transaction. A "MARKET TRANSACTION" shall mean any Transfer of the securities of the Company in which (i) such shares are sold on a national securities exchange or over the counter market or the Nasdaq Bulletin Board at the market price hereon; (ii) such shares are sold through a "brokers' transaction" or in a transaction directly with a "market maker," as such terms are defined in Rule 144(f) of the Rules promulgated under the Securities Act of 1933, as amended; (iii) the Stockholder does not solicit or arrange for the solicitation of orders to buy the shares in anticipation of or in connection with such transactions; and (iv) the Stockholder does not make any payment in connection with the sale of such shares to any person other than commercially reasonable fees to the broker who executes the order to sell the shares; PROVIDED, HOWEVER, that Market Transactions shall EXCLUDE transactions in which one or more Stockholders sell or agree to sell Shares in a facilitated block sale.

     Any permitted transferee described in the preceding clauses (b) or (c) shall be referred to herein as a "PERMITTED TRANSFEREE." Anything to the contrary in this Stockholders Agreement notwithstanding, Permitted Transferees shall take any Shares so Transferred subject to all provisions of this Stockholders Agreement as if such Shares were still held by the Stockholder, whether or not they so agree in writing.

     SECTION 2.2 DRAG-ALONG.

          (a) If after 30 months following the Closing Date holders of a majority of the then outstanding Series D Preferred Stock, determine to sell or otherwise dispose of all or substantially all of the assets of the Company or all or substantially all of the capital stock of the Company owned by the Purchaser to any Person other than an Affiliate of the Company or of the Purchaser, or to cause the Company to merge with or into or consolidate with any Person other than an Affiliate of the Company (in each case, the "BUYER") in a bona fide negotiated transaction (a "SALE"), the Purchaser, the Management Stockholders and the Other Stockholders, including any of their respective Permitted Transferees, shall be obligated to and shall upon the written request of the Purchaser: (i) sell, Transfer and deliver, or cause to be sold, Transferred and delivered, to the Buyer, his, her or its Shares (including, for this purpose, all of such stockholder's Shares that presently or as a result of any such transaction may be acquired upon the exercise of options following the payment of the exercise price therefor) on the same terms applicable to the Purchasers (with appropriate adjustments to reflect the conversion of convertible securities, the redemption of redeemable securities and the exercise of exercisable securities as well as the relative preferences and priorities of

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the Series D Preferred  Stock,  Series E Preferred Stock and New Notes, but with no control-premium adjustment); and (ii) execute and deliver such instruments of conveyance and transfer and take such other action, including voting such Shares in favor of any Sale proposed by the holders of a majority of the then outstanding Series D Preferred Stock and executing any purchase agreements, merger agreements, indemnity agreements, escrow agreements or related documents, as such holders or the Buyer may reasonably require in order to carry out the terms and provisions of this Section 2.2.

          (b) Not less than thirty (30) days prior to the date proposed for the closing of any Sale in accordance with Section 2.2(a) above, the Purchasers shall give written notice to all Purchasers and Stockholders, setting forth in reasonable detail the name or names of the Buyer, the terms and conditions of the Sale, including the purchase price, and the proposed closing date of such offer.

     SECTION 2.3 CO-SALE OPTION OF PURCHASER. In the event that any Stockholder, including any of its Permitted Transferees, receives a bona fide offer to purchase all or any portion of the Shares held by such Stockholder or Permitted Transferee (the "OFFER") from a person other than an Affiliate or Purchaser (the "Offeror"), in a transaction other than a Market Transaction, such Stockholder or its Permitted Transferee (the "TRANSFERRING STOCKHOLDER") may Transfer such Shares only pursuant to and in accordance with the following provisions of this
Section 2.3:

          (a) Such Transferring Stockholder shall cause the Offer and all of the terms thereof to be reduced to writing and shall promptly notify each Purchaser of his, her or its wish to accept the Offer and otherwise comply with the provisions of this Section 2.3 and, if applicable, Section 2.3 (such notice, the "OFFER NOTICE"). The Offer Notice shall be accompanied by a true copy of the Offer (which shall identify the Offeror and all relevant information in connection therewith).

          (b) Upon receipt of an Offer Notice, each Purchaser shall have the right to participate in the Offer with respect to any Conversion Shares by giving written notice (the "ACCEPTANCE NOTICE") to the Transferring Stockholder within thirty (30) days after receipt of the Offer Notice (the "CO-SALE Option"). Each Acceptance Notice shall indicate the maximum number of shares the Purchaser wishes to sell including the number of shares it would sell if one or more other Purchasers do not elect to participate in the sale on the terms and conditions stated in the Offer Notice. Any Purchaser holding Series D Preferred or Series E Preferred shall be permitted to sell to the relevant Offeror in connection with any exercise of the Co-Sale Option, at the Purchaser's option,
(i) shares of Common Stock acquired upon conversion of such Series D Preferred Stock or Series E Preferred Stock; (ii) an option to acquire such Common Stock when it receives the same upon such conversion at the election of such Purchaser with the same effect as if Common Stock were being conveyed; or (iii) shares of Series D Preferred Stock or Series E Preferred Stock.

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          (c) Each  Purchaser  shall  have the  right to sell a  portion  of its shares pursuant to the Offer which is equal to or less than the product obtained by multiplying (i) the total number of Shares subject to the Offer and available for sale to the Offeror by (ii) a fraction, the numerator of which is the total number of shares owned by such Purchaser on the date of the Offer Notice on an as converted basis (including all shares of Common Stock issuable upon conversion of the Series D Preferred Stock and Series E Preferred Stock) and the denominator of which is the total number of shares of Common Stock then held by all Purchasers and shares then held by the Transferring Stockholder (including any of his Permitted Transferees) on the date of the Offer Notice, also on an as-converted basis and including (without duplication) all shares of Common Stock issuable upon the conversion of the Series D Preferred Stock and Series E Preferred Stock. Within five (5) days of the expiration of the 30-day period set forth in (b) above, the Transferring Stockholder shall provide to each Purchaser a notice setting forth the number of shares each Purchaser elects to sell under its Co-Sale Option. To the extent one or more Purchasers elect not to sell, or fail to exercise their rights to sell, the full amount of such shares which they are entitled to sell pursuant to this Section 2.3, the right of Purchasers who have elected to sell shares shall be increased proportionately based on their relative holdings and such other Purchasers shall have an additional five (5) business days from the date upon which they are notified of such election or failure to receive the Second Offer Notice in which to increase the number of shares to be sold by them hereunder by giving notice to such effect to the Transferring Stockholder as provided herein.

          (d) Within twenty (20) days after the date by which the Purchasers were first required to notify the Transferring Stockholder of their intent to participate, the Transferring Stockholder shall notify each participating Purchaser of the number of shares held by such Purchaser that will be included in the sale and the date on which the Offer will be consummated, which shall be no later than the later of (i) sixty (60) days after the date by which the Purchasers were first required to notify the Transferring Stockholder of their intent to participate and (ii) the satisfaction of any governmental approval or filing requirements, if any.

          (e) A Purchaser may effect its participation in any Offer hereunder by delivery to the Offeror, or to the Transferring Stockholder for delivery to the Offeror, of one or more instruments or certificates, properly endorsed for transfer, representing the shares it elects to sell therein, provided that no Purchaser shall be required to make any representations or warranties or to provide any indemnities in connection therewith other than with respect to title to the stock being conveyed. At the time of consummation of the transaction contemplated by the Offer, the Offeror shall remit directly to each participating Purchaser that portion of the sale proceeds to which such Purchaser is entitled by reason of its participation therein (less any adjustments due to the conversion of any convertible securities or the exercise of any exercisable securities). No Shares may be purchased by the Offeror from the Transferring Stockholder or any of his or her Permitted Transferees unless the Offeror simultaneously purchases from the participating Purchasers all of the shares that they have elected to sell pursuant to this Section 2.3.

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          (f)  Any  Shares  held by a  Transferring  Stockholder  which  are the subject of the Offer that the Transferring Stockholder desires to sell following compliance with this Section 2.3 may be sold to the Offeror only during the period specified in Section 2.3(d) and only on terms no more favorable to the Transferring Stockholder than those contained in the Offer Notice. Promptly after such sale, the Transferring Stockholder shall notify the Company, which in turn shall promptly notify the Purchasers of the consummation thereof and shall furnish such evidence of the completion and time of completion of such sale and of the terms thereof as may reasonably be requested by the holders of a majority interest of the Purchasers. So long as the Offeror is neither a party nor an Affiliate of or relative of a party, to this Agreement, such Offeror shall take the Shares so Transferred free and clear of any further restrictions of this
Article II other than as set forth in Section 2.3(g) below. In the event that the Offer is not consummated within the period required by Section 2.3(d) or the Offeror fails timely to remit to each participating Purchaser its portion of the sale proceeds, the Offer shall be deemed to lapse, and any Transfers of Shares pursuant to such Offer shall be deemed to be in violation of the provisions of this Agreement unless the Transferring Stockholder once again complies with the provisions of this Section 2.3 hereof with respect to such Offer.

          (g) Anything to the contrary herein notwithstanding, any Shares acquired by the Offeror pursuant to and in accordance with this Section 2.3 shall be subject to all the provisions of Section 2.2 of this Stockholders Agreement as if such Shares were still held by the Transferring Stockholder whether or not they so agree in writing. The Transferring Stockholder shall cause the Offeror to execute a Joinder Agreement in the form of Exhibit B.

                                   ARTICLE III

                               REGISTRATION RIGHTS

     SECTION 3.1 SHELF REGISTRATION.

          (a) FILING; EFFECTIVENESS. Not later than the Target Filing Date, the Company shall prepare and file with the Commission a Shelf Registration Statement covering the resale of all of the Registrable Securities. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective on or before the Target Effective Date and to keep such Shelf Registration Statement continuously effective for a period (the "TARGET EFFECTIVE PERIOD") following the date on which such Shelf Registration Statement is declared effective (the "ACTUAL EFFECTIVE DATE"), which Target Effective Period shall be equal to, with respect to each Purchaser, the longer of the period of time between the Actual Effective Date and (i) the date which is 24 months following the Actual Effective Date, or (ii) the date on which all Registrable Securities held by and issuable to the Purchaser may be sold under Rule 144(k), provided that the Company first provides such Purchaser with an opinion of counsel to such effect.

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          (b)  SUPPLEMENTS;  AMENDMENTS.  The Company agrees,  if necessary,  to supplement or amend the Shelf Registration Statement, as required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or as requested (which request shall result in the filing of a supplement or amendment) by any Purchaser of Registrable Securities to which such Shelf Registration Statement relates, and the Company agrees to furnish to the Purchaser, Purchaser's Counsel and any managing underwriter copies of any such supplement or amendment prior to its being used and/or filed with the Commission.

          (c) LIQUIDATED DAMAGES. If the Shelf Registration Statement is not filed on or before the Target Filing Date, the Company shall pay liquidated damages to eac0h Purchaser in an amount equal to $0.25 per 10,000 Conversion Shares held by such Purchaser per week beginning on the Target Filing Date. If the Shelf Registration Statement is filed but has not become effective on or before the Target Effective Date, the Company shall pay liquidated damages to each Purchaser in an amount equal to $0.25 per 10,000 Conversion Shares held by such Purchaser per week beginning on the Target Effective Date. The weekly liquidated damages payable by the Company to each Purchaser as a result of a late filing or a late declaration of effectiveness shall increase by an amount equal to $0.25 per 10,000 Conversion Shares 90 days after the Target Filing Date or the Target Effective Date, as the case may be. If a stop order is imposed or if for any other reason the effectiveness of the Shelf Registration Statement is suspended during the Target Effective Period, then the Company shall pay liquidated damages to each Purchaser in an amount equal to $0.25 per 10,000
Conversion Shares per week beginning on the date of such stop order or other suspension of effectiveness. The weekly liquidated damages payable by the Company to each Purchaser as a result of the imposition of a stop order or such other suspension of the effectiveness of the Shelf Registration Statement during the Target Effective Period shall increase by an amount equal to $0.25 per 10,000 Conversion Shares 90 days after the stop order was imposed or the effectiveness of the Shelf Registration Statement was otherwise suspended, and shall thereafter increase by an amount equal to $0.025 per 10,000 Conversion Shares at the end of each subsequent 90-day period so long as such stop order or other suspension of the effectiveness of the Shelf Registration Statement remains in effect. For purposes of the two preceding sentences, a Purchaser will not be entitled to receive liquidated damages under this Stockholders Agreement during a Suspension Period (as hereinafter defined) except to the extent permitted by Section 3 of this Stockholders Agreement. The Conversion Shares with respect to which liquidated damages shall accrue and be payable in accordance with this Section 3.1(c) shall be those Registrable Securities held by the Purchaser which are included or proposed to be included in the Shelf Registration Statement.

         The liquidated damages payable by the Company to the Purchaser pursuant to this Section 3.1(c) shall be deemed to commence accruing on the day on which the event triggering such liquidated damages occurs. Such liquidated damages shall cease to accrue (i) with respect to the liquidated damages payable as a result of the Company's failure to file the Shelf Registration Statement on or prior to the Target Filing Date, on the day after the Shelf Registration

Statement is filed, (ii) with respect to the liquidated damages payable as a result of the Company's failure to have the Shelf Registration Statement declared effective on or prior to the Target Effective Date, on the day after the Shelf Registration Statement is declared effective, or (iii) with respect to the liquidated damages payable as a result of the imposition of a stop order or the suspension for any other reason of the effectiveness of the Shelf Registration Statement, on the day after the stop order is withdrawn or the effectiveness of the Shelf Registration Statement is otherwise reinstated.

     Notwithstanding the foregoing, if the sole reason why (i) the Company has not filed the Shelf Registration Statement on or before the Target Filing Date and/or (ii) the Shelf Registration Statement has not become effective on or before the Target Effective Date is because a Purchaser did not provide the Company with information which is required to be disclosed in the Shelf Registration Statement and which the Company requested such Purchaser to so provide in writing at least 15 days prior to the Target Filing Date and/or the Target Effective Date, as the case may be, the Company's obligation to pay liquidated damages with respect to such late filing or such late declaration of effectiveness will not begin to accrue until five days after such Purchaser has provided such information to the Company.

     The Company shall pay the liquidated damages due with respect to any Registrable Securities at the end of each week during which such liquidated damages accrue. Liquidated damages shall be paid to the Purchaser of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated by such Purchaser.

     The parties hereto agree that the liquidated  damages  provided for in this
Section 3.1(c) and in Section 3.2 constitute a reasonable estimate as of the date hereof of the damages that will be suffered by Purchaser of Registrable Securities by reason of the failure of the Shelf Registration Statement to be filed, to be declared effective and/or to remain effective, as the case may be, in accordance with this Stockholders Agreement.

          (d) EFFECTIVE REGISTRATION. A registration will not be deemed to have been effected as a Shelf Registration Statement unless the Shelf Registration Statement with respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Stockholders Agreement with respect thereto; PROVIDED, HOWEVER, that if after a Shelf Registration Statement has been declared effective, the offering of Registrable Securities pursuant to such Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Shelf Registration Statement will be deemed not to have become effective during the period of such interference (and liquidated damages shall accrue and be payable under Section 3.1(c)) until the offering of Registrable Securities pursuant to such Shelf Registration Statement may legally resume. If a registration requested pursuant to this Article III is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to this Section 3.

     SECTION 3.2 REGISTRATION PROCEDURES.

     In connection with the obligations of the Company to effect or cause the registration of any Registrable Securities pursuant to the terms and conditions of this Stockholders Agreement:

          (a) The Company shall prepare and file with the Commission a Shelf Registration Statement on the appropriate form under the Securities Act, which Shelf Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its best efforts to cause such Shelf Registration Statement to become effective and remain effective in accordance with the provisions of this Stockholders Agreement; PROVIDED, HOWEVER, that, at least ten Business Days prior to filing a Shelf Registration Statement or Prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the Shelf Registration Statement, the Company shall furnish to the Purchaser of the Registrable Securities covered by such Shelf Registration Statement, Purchaser's Counsel and the underwriters, if any, draft copies of all such documents proposed to be filed, which documents will be subject to the review of Purchaser's Counsel and the underwriters, if any, and the Company will not, unless required by law or this Stockholders Agreement, file any Shelf Registration Statement or amendment thereto or any Prospectus or any supplement thereto to which Purchaser holding a majority in interest of the Registrable Securities covered by such Shelf Registration Statement or the underwriters with respect to such Securities, if any, shall object; PROVIDED, HOWEVER, that any such objection to the filing of any Shelf Registration Statement or amendment thereto or any Prospectus or supplement thereto shall be made by written notice (the "OBJECTION NOTICE") delivered to the Company no later than five Business Days after the party or parties asserting such objection or their counsel (the "OBJECTING PARTY") receives draft copies of the documents that the Company proposes to file. The Objection Notice shall set forth the objections and the specific areas in the draft documents where such objections arise. The Company shall have five Business Days after receipt of the Objection Notice to correct such deficiencies to the satisfaction of the Objecting Party, and will notify each Purchaser of any stop order issued or threatened by the Commission in connection therewith and shall use its best efforts to prevent the entry of such stop order or, if entered, to have such stop order withdrawn at the earliest possible moment. Liquidated damages under Section 3.1(c) shall be tolled and shall not begin to accrue until the day next following the five Business Day correction period provided in the immediately preceding sentence.

          (b) The Company shall promptly prepare and file with the Commission such amendments and post-effective amendments to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement effective for as long as the Company is required to keep such Shelf Registration

Statement effective pursuant to the terms hereof; shall cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act; and shall comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchaser set forth in such Shelf Registration Statement or amendment thereto or such Prospectus or supplement thereto;

          (c) The Company shall promptly furnish to any Purchaser of Registrable Securities included in a Shelf Registration Statement and the underwriters, if any, without charge, a reasonable quantity of conformed copies of such Shelf Registration Statement and any post-effective amendment thereto and such reasonable quantity of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, any documents incorporated by reference therein and such other documents as any such Purchaser or underwriter may request in order to facilitate the public sale or other disposition of the Registrable Securities being sold by such Purchaser (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Purchaser selling Registrable Securities and each underwriter, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto).

          (d) The Company shall, on or prior to the date on which a Shelf Registration Statement is declared effective, (i) use its best efforts to register or qualify the Registrable Securities covered by such Shelf Registration Statement under the securities or "blue sky" laws of each of the 50 states of the United States or obtain appropriate exemptions therefrom; (ii) do any and all other acts and things which may be necessary or advisable to enable the Purchaser of Registrable Securities included in such Shelf Registration Statement to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition thereof; (iii) use its best efforts to keep each such state securities or "blue sky" registration or qualification (or exemption therefrom) effective during the period in which the Company is required to keep such Shelf Registration Statement effective; and
(iv) do any and all other acts or things which may be necessary or advisable to enable the Purchaser of Registrable Securities included in such Shelf Registration Statement to complete the disposition in such jurisdictions of such Registrable Securities in accordance with their intended method of disposition thereof; PROVIDED, HOWEVER, that the Company shall not be required (x) to qualify to do business in any jurisdiction where it would not otherwise be required to so qualify but for this Section 3(d) or (y) to file any general consent to service of process.

          (e) The Company shall use its best efforts to cause the Registrable Securities covered by a Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Purchaser to consummate the disposition of such Registrable Securities in accordance with their intended method of disposition thereof.

          (f) The Company shall promptly notify each Purchaser of Registrable Securities included in a Shelf Registration Statement, Purchaser's Counsel and any underwriter and (if requested by any such Person) confirm such notice in writing (i) when such Shelf Registration Statement or a Prospectus or any post-effective amendment or any Prospectus supplement has been filed and, with respect to such Shelf Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any state securities authority for amendments and supplements to such Shelf Registration Statement and Prospectus or for additional information after such Shelf Registration Statement has become effective, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the registration or qualification or exemption from registration or qualification of any of the Registrable Securities under state securities or "blue sky" laws or the initiation of any proceedings for that purpose, (v) if, between the effective date of such Shelf Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering of such Registrable Securities cease to be true and correct in all material respects, and (vi) of the happening of any event which makes any statement of a material fact made in such Shelf Registration Statement or related Prospectus untrue or which requires the making of any changes in such Shelf Registration Statement or Prospectus so that such Shelf Registration Statement or Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and, as promptly as practicable thereafter, prepare and file an amendment to such Shelf Registration Statement with the Commission and furnish to any such Purchaser and any underwriter a supplement or amendment to such Prospectus so that, as thereafter deliverable to the Purchaser of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (g) The Company shall make generally available to the Purchaser of Registrable Securities included in a Shelf Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than 45 days after the end of the 12-month period beginning with the first day of the Company's first fiscal quarter commencing after the effective date of such Shelf Registration Statement, which earnings statement shall cover said 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act.

          (h) The Company shall use its best efforts to prevent the issuance of any order suspending the effectiveness of a Shelf Registration Statement, and, if any such order suspending the effectiveness of a Shelf Registration Statement is issued, shall promptly use its best efforts to obtain the withdrawal of such order at the earliest possible moment.

          (i) The Company shall, if requested by the managing underwriter or underwriters, if any, Purchaser's Counsel or any Purchaser of Registrable Securities included in a Shelf Registration Statement, promptly incorporate in a Prospectus supplement or post-effective amendment such information as such managing underwriter or underwriters, Purchaser or Purchaser's Counsel requests to be included therein, including, without limitation, with respect to the Registrable Securities being sold by such Purchaser to such underwriter or underwriters, the purchase price being paid therefor by such underwriter or underwriters and any other terms of an underwritten offering of the Registrable Securities to be sold in such offering, and the Company shall promptly make all required filings of such Prospectus supplement or post-effective amendment.

          (j) After the filing with the Commission of any document which is incorporated by reference into a Shelf Registration Statement (in the form in which it was incorporated), the Company shall, upon request, promptly deliver a copy of each such document to each of the Purchaser of Registrable Securities included in such Shelf Registration Statement so requesting and to Purchaser's Counsel.

          (k) The Company shall cooperate with the Purchaser of Registrable Securities included in a Shelf Registration Statement and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing Registrable Securities sold under such Shelf Registration Statement to the Purchaser thereof, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or such Purchaser may request and keep available and make available to the Company's transfer agent prior to the effectiveness of such Shelf Registration Statement a supply of such certificates.

          (l) The Company shall enter into such customary agreements (including, if applicable, an underwriting agreement in customary form) and take such other actions as the Purchaser of Registrable Securities included in a Shelf Registration Statement or the underwriters, if any, may reasonably request in order to expedite or facilitate the disposition of Registrable Securities (any such Purchaser may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of any underwriters also be made to and for the benefit of such Purchaser).

          (m) The Company shall promptly make available to each Purchaser of Registrable Securities included in a Shelf Registration Statement, any underwriter and any attorney, accountant or other agent or representative retained by any such Purchaser or underwriter (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all Records and other information requested by any such Inspector in connection with such Shelf Registration Statement.

          (n) The Company shall furnish to each Purchaser of Registrable Securities included in a Shelf Registration Statement and to any underwriter, upon request, a signed counterpart, addressed to such Purchaser or underwriter, of (i) an opinion or opinions of counsel to the Company, and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering matters of the type customarily covered by opinions or comfort letters, as the case may be.

          (o) The Company shall use its best efforts to cause the Registrable Securities included in a Shelf Registration Statement (if the Company and the Registrable Securities so qualify) (i) to be listed on each national securities exchange, if any, on which similar securities issued by the Company are then listed, or (ii) if similar securities issued by the Company are not then listed, to be authorized for listing or quotation, as applicable, on the New York Stock Exchange or The Nasdaq Stock Market, Inc.'s ("Nasdaq") National Market.

          (p) The Company shall provide a CUSIP number for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of such Shelf Registration Statement.

          (q) The Company shall cooperate with each Purchaser of Registrable Securities included in a Shelf Registration Statement and each underwriter and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. ("NASD").

          (r) The Company shall, during the period when the Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

          (s) The Company shall appoint a transfer agent and registrar for all Registrable Securities covered by a Shelf Registration Statement not later than the effective date of such Shelf Registration Statement.

          (t) In connection with an underwritten offering, the Company shall participate, to the extent reasonably requested by the managing underwriter for the offering or the Purchaser of Registrable Securities included in such offering, in customary efforts to sell the securities being offered, including without limitation, participating in "road shows."

          (u) If the Registrable Securities are of a class of securities that is listed on a national securities exchange or Nasdaq, the Company will file copies of any Prospectus with such exchange or Nasdaq, as applicable, in compliance with Rule 153 under the Securities Act so that the Purchaser shall benefit from the prospectus delivery procedures described therein.

     Each Purchaser of Registrable Securities included in a Shelf Registration Statement, upon receipt of any notice (a "SUSPENSION NOTICE") from the Company of the happening of any event of the kind described in Section 3.2(f)(ii) through (vi), shall forthwith discontinue disposition of the Registrable Securities pursuant to such Shelf Registration Statement covering such Registrable Securities until such Purchaser's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3.2(f) or until such Purchaser is advised in writing (the "ADVICE") by the Company that the use of the Prospectus may be resumed, and such Purchaser has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Purchaser will, or will request the managing underwriter or underwriters, if any, to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Purchaser's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice; PROVIDED, HOWEVER, that the Company shall not give a Suspension Notice until after the Shelf Registration Statement has been declared effective and shall not give more than three Suspension Notices during any period of twelve consecutive months and in no event shall the period from the date on which any such Purchaser receives a Suspension Notice to the date on which any such Purchaser receives either the Advice or copies of the supplemented or amended Prospectus contemplated by
Section 3.2(f) (the "SUSPENSION PERIOD") exceed 30 days. In the event that the Company shall give any Suspension Notice, (i) the Company shall use its best efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable and (ii) the time periods for which a Shelf Registration Statement is required to be kept effective pursuant to Section 3.1 hereof shall be extended by the number of days during the Suspension Period.

     If the Suspension Period exceeds 30 days, the Company shall pay liquidated damages to each Purchaser in the amount of $0.25 per 10,000 Conversion Shares included in the Shelf Registration Statement for each week during which the Suspension Period is in effect. The weekly liquidated damages payable by the

Company to each Purchaser as a result of the continuance of a Suspension Period shall increase by an amount equal to $0.25 per 10,000 Conversion Shares 60 days after receipt of the Suspension Notice. The Company shall pay the liquidated damages due with respect to any Registrable Securities at the end of each week during which such damages accrue. Liquidated damages shall be paid to the Purchaser of Registrable Securities entitled to receive such liquidated damages by wire transfer in immediately available funds to the accounts designated by such Purchaser.

     If any Shelf Registration Statement refers to any Purchaser by name or otherwise as the Purchaser of any securities of the Company, then such Purchaser shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Purchaser, to the effect that the holding by such Purchaser of such securities is not to be construed as a recommendation by such Purchaser of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Purchaser will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Purchaser by name or otherwise is not required by the Securities Act or any similar Federal or state securities or "blue sky" statute and the rules and regulations thereunder then in force, the deletion of the reference to such Purchaser.

     SECTION 3.3 REGISTRATION EXPENSES. Any and all expenses incident to the Company's performance of or compliance with this Stockholders Agreement, including without limitation, all Commission and securities exchange, Nasdaq or NASD registration and filing fees, all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of one counsel for the Purchaser or underwriters in connection with "blue sky" qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), all expenses for word processing, printing and distributing any Shelf Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Stockholders Agreement, the fees and expenses of the Company incurred in connection with the listing of the Registrable Securities, the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to
Section 3.2(n)), Securities Act liability insurance (if the Company elects to obtain such insurance), the reasonable fees and expenses of any special experts or other Persons retained by the Company in connection with any registration, and the reasonable fees and disbursements of Purchaser's Counsel incurred in connection with each registration hereunder (up to a maximum of $10,000) and any reasonable out-of-pocket expenses of the Purchaser and their agents, including any reasonable travel costs (but excluding underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities) (all such expenses being herein called "REGISTRATION EXPENSES"), will be borne by the Company whether or not the Shelf Registration Statement to which such expenses relate becomes effective.

                                   ARTICLE IV
                        INDEMNIFICATION AND CONTRIBUTION

     SECTION 4.1 INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Purchaser, its partners, members, officers, directors, trustees, stockholders, employees, agents and investment advisers, and each Person who controls such Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, such Purchaser, together with the partners, members, officers, directors, trustees, stockholders, employees, agents and investment advisors of such controlling Person (collectively, the "CONTROLLING PERSONS"), from and against all losses, claims, damages, liabilities and expenses (including, without limitation, any legal or other fees and expenses incurred by any Purchaser or any such Controlling Person in connection with defending or investigating any action or claim in respect thereof) (collectively, the "DAMAGES") to which such Purchaser, its partners, officers, directors, trustees, stockholders, employees, agents and investment advisers, and any such Controlling Person, may become subject under the Securities Act or otherwise, insofar as such Damages (or proceedings in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of material fact contained in any Shelf Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or are caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company shall not be liable for Damages to any Purchaser under this Section 4.1 to the extent that any such Damages (i) arise out of or are based upon any such untrue statement or omission which is based upon information relating to such Purchaser furnished in writing to the Company by such Purchaser expressly for use in any such Shelf Registration Statement (or any amendment thereto) or Prospectus (or amendment or supplement thereto); or (ii) were caused by the fact that such Purchaser sold Securities to a Person as to whom it shall be established that there was not sent or given, or deemed sent or given pursuant to Rule 153 under the Securities Act, at the time of or prior to the written confirmation of such sale, a copy of the Prospectus as then amended or supplemented if, and only if, (a) the Company has previously furnished copies of such amended or supplemented Prospectus to such Purchaser and (b) such Damages were caused by any untrue statement or omission or alleged untrue statement or omission contained in the Prospectus so delivered which was corrected in such amended or supplemented Prospectus. In connection with an underwritten offering, the Company will indemnify the underwriters thereof, their officers and directors and each Person who controls such underwriters (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Purchaser of Registrable Securities except with respect to information provided by the underwriter specifically for inclusion therein.

     SECTION 4.2 INDEMNIFICATION BY THE PURCHASER. In connection with any Shelf Registration Statement in which a Purchaser is participating, each such Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against all Damages to the same extent as the foregoing indemnity from the Company to such Purchaser, but only to the extent such Damages arise out of or are based upon any untrue statement of a material fact contained in any Shelf Registration Statement (or any amendment thereto) or Prospectus (or any amendment or supplement thereto) or are caused by any omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, which untrue statement or omission is based upon information relating to such Purchaser furnished in writing to the Company by such Purchaser expressly for use in any such Shelf Registration Statement (or any amendment thereto) or any such Prospectus (or any amendment or supplement thereto); PROVIDED, HOWEVER, that such Purchaser shall not be obligated to provide such indemnity to the extent that such Damages result from the failure of the Company to promptly amend or take action to correct or supplement any such Shelf Registration Statement or Prospectus on the basis of corrected or supplemental information furnished in writing to the Company by such Purchaser expressly for such purpose. In no event shall the liability of any Purchaser of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     SECTION 4.3 INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either Section 4.1 or 4.2 above, such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying Party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceedings and shall pay the fees and disbursements of such counsel relating to such proceeding. The failure of an indemnified party to notify the Indemnifying Party with respect to a particular proceeding shall not relieve the Indemnifying Party from any obligation or liability (i) which it may have pursuant to this Stockholders Agreement if the Indemnifying Party is not substantially prejudiced by such failure to so notify it or (ii) which it may have otherwise than pursuant to this Stockholders Agreement. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the Indemnifying Party and the indemnified party shall have mutually agreed to the retention of such counsel, or (ii) the Indemnifying Party fails promptly to assume the defense of such proceeding or fails to employ counsel reasonably satisfactory to such indemnified party, or (iii) (A) the named parties to any such proceeding (including any impleaded parties) include both such indemnified party or an Affiliate of such indemnified party and any Indemnifying Party or an Affiliate of such Indemnifying Party, (B) there may be one or more defenses available to such indemnified party or such Affiliate of such indemnified party that are different from or additional to those available to any Indemnifying Party or such Affiliate of any Indemnifying Party and (C) such indemnified party shall have been advised by such counsel that there may exist a conflict of interest between or among such indemnified party or such Affiliate of such indemnified party and any Indemnifying Party or such Affiliate of any Indemnifying Party, in which case, if such indemnified party notifies the Indemnifying Party in writing that it elects to employ separate counsel of its choice at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party, it being understood, however, that unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld) but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of any indemnified party (which consent shall not be unreasonably withheld), effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on all claims that are the subject matter of such proceeding with no payment by such indemnified party of consideration.

     SECTION 4.4 CONTRIBUTION. If the indemnification from the Indemnifying Party provided for in this Article IV is found, pursuant to a final judicial determination not subject to appeal, to be unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities, or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the indemnified parties in connection with the actions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 4.3, any legal or other expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just or equitable if contribution pursuant to this Section 4.4 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.4, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission, and no selling Purchaser shall be required to contribute any amount in excess of the amount by which the total net proceeds received by such selling Purchaser with respect to Registrable Securities sold by such selling Purchaser exceeds the amount of any damages which such selling Purchaser has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. Each Purchaser's obligation to contribute pursuant to this Section 4.4 is several and not joint and shall be determined by reference to the proportion that the net proceeds of the offering received by such Purchaser bears to the total net proceeds of the offering received by all the Purchasers. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Article IV are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     If indemnification is available under this Article IV, the Indemnifying Party shall indemnify each indemnified party to the full extent provided in Sections 4.1 or 4.2 without regard to the relative fault of said Indemnifying Party or indemnified party or any other equitable consideration provided for in this Section 4.4.

                                    ARTICLE V
                                    COVENANTS

     SECTION 5.1 RULE 144. The Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any Purchaser, make publicly available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144 under the Securities Act), and it will take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any successor rule or similar provision hereafter adopted by the Commission. Upon the request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with such requirements.

     SECTION 5.2 RULE 144A. The Company covenants that it will file all reports required to be filed by it under the Securities Act and the Exchange Act, and the rules and regulations adopted by the Commission thereunder (or if the Company is not required to file such reports, it will, upon the request of any Purchaser, make available other information so long as necessary to permit sales of the Registrable Securities pursuant to Rule 144A under the Securities
Act), and it will take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such Purchaser to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144A, as such rule may be amended from time to time, or (b) any successor rule or similar provision hereafter adopted by the Commission. Upon the request of any Purchaser, the Company will deliver to such Purchaser a written statement as to whether it has complied with such requirements.

                                   ARTICLE VI
                                  MISCELLANEOUS

     SECTION 6.1 NO INCONSISTENT AGREEMENTS. The Company has not entered into nor will the Company on or after the date of this Stockholders Agreement enter into any agreement which is inconsistent with the rights granted to the holder of Registrable Securities in this Stockholders Agreement or otherwise conflicts with the provisions hereof. The rights granted to the parties hereunder do not in any way conflict with, and are not inconsistent with, the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements. The Company may grant registration rights that would permit any Person the right to piggy-back or may itself exercise its right to piggy-back, on any Shelf Registration Statement, PROVIDED that if the managing underwriter or underwriters, if any, of such offering delivers an opinion to the holder that the total amount of securities which they and the Purchaser of such new piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially and adversely affect the success of such offering (including the price at which such securities can be sold), then only the amount, number or kind of securities to be offered for the account of holder of such new piggy-back rights (other than the Company) will be reduced to the extent necessary to reduce the total amount of securities to be included in such Shelf Registration Statement to the amount, number or kind recommended by the managing underwriter prior to any reduction in the amount of Registrable Securities to be included; and PROVIDED FURTHER that if such offering is not underwritten, then such piggy-back rights shall only be exercised with the consent of the holders of a majority of the Conversion Shares being offered under such Shelf Registration Statement.

     SECTION 6.2 AMENDMENTS AND WAIVERS. The provisions of thi0s Stockholders Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Purchasers holding a majority of Conversion Shares which are affected by such amendment, modification, supplement, waiver or consent.

     SECTION 6.3 NOTICES. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telecopier, registered or certified mail (return receipt requested), postage prepaid or courier to the parties at their respective addresses set forth on the signature pages hereof (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; by confirmed receipt of transmission, if telecopied; and on the next Business Day, if timely delivered to a courier guaranteeing overnight delivery.

     SECTION 6.4 SUCCESSORS AND ASSIGNS. This Stockholders Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Purchasers. If any transferee of any Purchaser shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Stockholders Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Stockholders Agreement and such Person shall be entitled to receive the benefits hereof.

     SECTION 6.5 COUNTERPARTS. This Stockholders Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION 6.6 HEADINGS. The headings in this Stockholders Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 6.7 GOVERNING LAW. This Stockholders Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles or rules of conflicts of law.

     SECTION 6.8 SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Purchaser shall be enforceable to the fullest extent permitted by law.

     SECTION 6.9 ENTIRE AGREEMENT. This Stockholders Agreement is intended by the parties as a final expression of their agreement and is intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Stockholders Agreement, the Restructuring Agreement and the Securities Purchase Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

     SECTION 6.10 ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Stockholders Agreement 0or where any provision hereof is validly asserted as a defense, the successful party shall, to th0e extent permitted by applicable law, be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     SECTION 6.11 FURTHER ASSURANCES. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Stockholders Agreement and the transactions contemplated hereby.

     SECTION 6.12 REMEDIES. In the event of a breach or a threatened breach by any party to this Stockholders Agreement of its obligations under this Stockholders Agreement, any party injured or to be injured by such breach will be entitled to specific performance of its rights under this Stockholders Agreement or to injunctive relief, in addition to being entitled to all rights provided in this Stockholders Agreement and granted by law. The parties agree that the provisions of this Stockholders Agreement shall be specifically enforceable, it being agreed by the parties that remedies at law for violations hereof including monetary damages, are inadequate and that the right to object in any action for specific performance or injunctive relief hereunder on the basis that a remedy at law would be adequate is waived.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                       SILICON GAMING, INC.


                                       By:
                                           -------------------------------------
                                       Name:  Andrew Pascal
                                       Title: President and Chief
                                              Executive Officer


                                       Notice Information:
                                              Mr. Andrew Pascal
                                              Silicon Gaming, Inc.
                                              2800 W. Bayshore Road
                                              Palo Alto, California 94303
                                              Phone:   (650) 842-9000
                                              Fax:     (650) 842-9001

                                    PURCHASER



                                       B III CAPITAL PARTNERS, L.P.,
                                         a Delaware limited partnership

                                       By: DDJ CAPITAL III, LLC,
                                             its General Partner


                                       By: DDJ CAPITAL MANAGEMENT, LLC,
                                             its Manager


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       Notice Information:

                                           Ms. Judy K. Mencher
                                           DDJ Capital Management, LLC
                                           141 Linden Street, Suite S-4
                                           Wellesley, Massachusetts 02181
                                           Phone:    (617) 283-8500
                                           Fax: (617) 283-8555

                             MANAGEMENT STOCKHOLDERS


                                       -----------------------------------------
                                       Andrew Pascal

                                       Notice Information:
                                           c/o Silicon Gaming, Inc.
                                           2800 W. Bayshore Road
                                           Palo Alto, California 94303
                                           fax: (702) 260-9010


                                       -----------------------------------------
                                       Robert Reis

                                       Notice Information:
                                           c/o Silicon Gaming, Inc.
                                           2800 W. Bayshore Road
                                           Palo Alto, California 94303
                                           fax: (702) 260-9010


                                       -----------------------------------------
                                       Paul Matthews

                                       Notice Information:
                                           c/o Silicon Gaming, Inc.
                                           2800 W. Bayshore Road
                                           Palo Alto, California 94303
                                           fax: (702) 260-9010


                                       -----------------------------------------
                                       Stanford Springel

                                       Notice Information:

                                       -----------------------------------------
                                       John Penver

                                       Notice Information:
                                           c/o Silicon Gaming, Inc.
                                           2800 W. Bayshore Road
                                           Palo Alto, California 94303
                                           fax: (702) 260-9010


                                       -----------------------------------------
                                       Paul Miltenberger

                                       Notice Information:


                                       -----------------------------------------
                                       Betsy Sutter

                                       Notice Information:


                                       -----------------------------------------
                                       Michael Fields


                                       Notice Information:


                                       -----------------------------------------
                                       Charles Berg


                                       Notice Information:

                                    EXHIBIT A

                            FORM OF JOINDER AGREEMENT


     The undersigned hereby agrees, effective as of [date], to become a party to that certain Stockholders Agreement (the "Stockholders Agreement") dated as of November 24, 1999 by and among Silicon Gaming, Inc. (The "Company") and the parties named therein and for all purposes of the Stockholders Agreement, the undersigned shall be included within the term "Other Stockholder" (as defined in the Stockholders Agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:
          ------------------------------

          ------------------------------

          ------------------------------


Facsimile No. (    )                     .
               -------------------------




                                        ----------------------------------------
                                        Name

                                    EXHIBIT B

                        FORM OF LIMITED JOINDER AGREEMENT


     The undersigned hereby agrees, effective as of [date], to become a party to that certain Stockholders Agreement (the "Stockholders Agreement") dated as of november 24, 1999 by and among Silicon Gaming, Inc. (The "Company") and the parties named therein with respect to section 2.2 Therein and for the purpose of section 2.2 Of the Stockholders Agreement, the undersigned shall be included within the term "other stockholder" (as defined in the stockholders agreement). The address and facsimile number to which notices may be sent to the undersigned is as follows:

Address:
          ------------------------------

          ------------------------------

          ------------------------------


Facsimile No. (    )                     .
               -------------------------




                                        ----------------------------------------
                                        Name